Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


CLOSED-END

[Closed End Artwork]

Semiannual Report
2002

LINCOLN NATIONAL
Convertible Securities Fund, Inc.

[Graphic Omitted] POWERED BY RESEARCH.(SM)

A Commitment
   to Our Investors

Experience
o Our seasoned investment professionals average 12 years experience, bringing a wealth of knowledge and expertise to our management team.
o We trace our origins to 1929 and opened our first mutual fund in 1938. Over the past 73 years, we have weathered a wide range of economic and market environments.

Performance
o  We strive to deliver consistently good performance in all asset classes.
o We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to quality investment management.

Service
o  We are committed to providing the highest standards of client service.
o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.
o We make our funds available through financial advisors who can offer you individualized attention and valuable investment advice.

Diversification
o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.
o We offer mutual funds in virtually every asset class from domestic equity and fixed income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware Management Company and its affiliates managed more than $87 billion in assets as of June 30, 2002.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)Delaware Distributors, L.P.

Table
   of Contents

Letter to Shareholders                               1

Portfolio Management Review                          2

Performance Summary                                  3

Important Fund Information                           4

Financial Statements:

   Statement of Net Assets                           5

   Statement of Operations                           7

   Statements of Changes in Net Assets               8

   Financial Highlights                              9

   Notes to Financial Statements                    10

Letter                        Lincoln National Convertible Securities Fund, Inc.
   to Shareholders            July 9, 2002

Recap of Events
U.S. equity markets struggled in the six months ended June 30, 2002, leading to robust demand in the fixed-income markets. With major U.S. stock indexes entrenched deep in negative territory year-to-date, investors put $73.9 billion into bond funds during the year's first half (Source: AMG Data Services). For the period, the average U.S. bond fund made a gain of +1.36%, according to fund-tracking firm Lipper, Inc.

Strong economic growth in the first quarter of 2002 signalled that the recession is likely over. Our analysis reveals that the recession was the mildest of 10 recessions since the close of WWII.

A mitigating factor for the recession was strong consumer demand. While low interest rates helped drive the housing market through cheap mortgages, investors noticed a steep drop in yields for short-term debt securities.

In this environment, Lincoln National Convertible Securities Fund, Inc. posted a total return of -13.01% (shares at net asset value with distributions reinvested) for the six months ended June 30, 2002. The Fund was below its peer group, the Lipper Convertible Securities Closed-End Funds Average, which posted a loss of -5.67%. The Merrill Lynch Convertible Securities Index, the Fund's benchmark, dropped -8.47% during the same period.

Market Outlook
Despite the struggles of the equity market, we believe there are still positives to be taken from the current economic outlook. Further economic weakness remains a possibility, but the consensus GDP forecast for the remainder of 2002 is still for continued growth at a tempered pace.

Assuming the recovery does not lose momentum, the Federal Reserve is likely to raise short-term rates sometime in the future. Rising interest rates are typically not a welcome sign for bond investors, yet other factors point to a strong bond-investing environment going forward. For one, a stronger economy should benefit corporate and other non-Treasury sectors that have suffered from credit concerns. And with longer-term interest rates not as high as those on shorter-term investments, we may be unlikely to witness interest rate hikes across the spectrum of maturities.

It is important for investors to periodically re-examine the asset allocation within their investment portfolios. We believe that the balanced nature of convertible securities can be rewarding within our current unstable market environment.

Thank you for your continued commitment to Delaware Investments.

Sincerely,

/s/ David K. Downes
----------------------------
David K. Downes
President

Average Annual Total Return

                                                                                                        Premium (+)/
At Net Asset Value                                                                                      Discount (-)
For the period ended June 30, 2002                                                   Six Months        As of 6/30/02
Lincoln National Convertible Securities Fund, Inc.                                    -13.01%             -8.04%
Lipper Convertible Securities Closed-End Funds Average (10 funds)                     -5.67%
Merrill Lynch Convertible Securities Index                                            -8.47%

--------------------------------------------------------------------------------
All performance shown above is at net asset value and assumes reinvestment of all distributions. Performance information at net asset value and market price can be found on page 3. The Lipper Convertible Securities Closed-End Funds Average represents the average return of closed-end convertible securities funds tracked by Lipper (Source: Lipper Inc.). The Merrill Lynch Convertible Securities Index is an unmanaged index of domestic convertible securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Portfolio                     Lincoln National Convertible Securities Fund, Inc.
   Management Review          July 9, 2002


Fund Manager
Robert D. Schwartz
Senior Portfolio Manager

The Fund's Results
The first half of 2002 was a difficult period for the equity and convertible markets. Performance in the first quarter was relatively flat for the major indices excluding a -5 percent return for the Nasdaq composite. The environment became increasingly negative during the second quarter however, as all of the equity and convertible benchmarks suffered significant declines. Continued corporate scandals, lackluster earnings, and increasing unemployment all weighed on the market.

Although we did not own securities issued by many of the widely held high-profile problem companies, we did have a significant loss on the debt of Adelphia Communications. Additionally, the resulting unfavorable credit environment for communications and media companies depressed prices for other holdings in the sector. To limit the Fund's future risk in this environment we eliminated some additional holdings in the second quarter where high debt loads would require future security issuance from the capital markets.

Portfolio Highlights
Your Fund has attempted to maintain a balanced approach to the market this year. As equities continued their decline in the first half, we swapped some our convertibles that had little or no equity exposure into more traditionally balanced securities that would provide upside potential if the market rallied. This gave the Fund a less defensive posture than we had in 2001. In the market environment that existed in the second quarter these moves did not help performance. Furthermore, it appears that many of our most equity-sensitive holdings were hardest hit during the six-month period, although not necessarily due to any change in fundamentals. We have retained most of these holdings but sold those where fundamentals were in question. Our overall equity weighting remains similar to the start of the year at 12 percent.

The Fund's negative performance and underperformance relative to the convertible benchmarks came almost entirely in the second quarter. In addition to the issues stated above, our sector selection also impacted the Fund in the same quarter. We maintained an overweighted position in healthcare securities, many of which had significant declines in the period. Fundamentals remain intact for these companies. However, we would expect a rebound in their share prices as the year progresses. Additionally many of these convertible securities have become more defensive in nature as their prices declined and we feel comfortable with our sector exposure.

Outlook
Going forward we continue to expect a choppy and volatile market environment through year-end. We will attempt to keep a balanced approach while limiting the potential for a repeat of the negative performance of the first half. We are currently searching for companies that will be able to show improving fundamentals later in the year and in 2003.

Hopefully the markets will improve and the remainder of the year can be more profitable for all our shareholders. As always, we appreciate your continued support and are working diligently to increase shareholder value.

Sector Allocation
As of June 30, 2002

Convertible Bonds 60.72%
Convertible Preferred Stock 23.71%
Common Stock 12.16%
Commercial Paper 2.62%
Other Assets 0.79%
-------------------------------------------------->
0%                                            100%

Lincoln National
   Convertible Securities Fund, Inc.

Fund Basics
As of June 30, 2002
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks a high level of total return through a combination of capital appreciation and current income.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$84.02 million
--------------------------------------------------------------------------------
Number of Holdings:
82
--------------------------------------------------------------------------------
Fund Start Date:
September 11, 1987
--------------------------------------------------------------------------------
Your Fund Manager:
Robert Schwartz has managed the portfolio since 1993. Mr. Schwartz also spent four years as a Senior Research analyst. Mr. Schwartz received an MBA from New York University in 1987, and is a CFA charterholder.
--------------------------------------------------------------------------------
NYSE Symbol:
LNV

Fund Performance
Average Annual Total Returns
Through June 30, 2002              10 Years      Five Years       One Year
--------------------------------------------------------------------------------
At Market Price                    +9.32%          +1.98%           -8.55%
At Net Asset Value                 +8.45%          +1.32%          -15.60%
--------------------------------------------------------------------------------

Returns reflect reinvestment of all distributions. Performance does not include the sales charge or any brokerage commissions for purchases made since inception. Past performance is not a guarantee of future results.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Market Price vs. Net Asset Value
June 30, 2001 to June 30, 2002

Lincoln National Convertible Securities Fund

  Date                   NAV              Market Price
---------              ------             ------------
 6/30/01               $17.87               $15.25
 7/31/01               $17.10               $15.75
 8/31/01               $16.71               $15.25
 9/30/01               $15.20               $13.75
10/31/01               $15.64               $13.55
11/30/01               $16.47               $14.12
12/31/01               $16.76               $14.36
 1/31/02               $16.51               $14.66
 2/28/02               $15.72               $14.35
 3/31/02               $16.57               $14.85
 4/30/02               $15.92               $14.86
 5/31/02               $15.32               $14.45
 6/30/02               $14.42               $13.26
--------------------------------------------------------------------------------

Past performance is not a guarantee of future results.

Important                     Lincoln National Convertible Securities Fund, Inc.
   Fund Information


Distribution of Long-Term Capital Gains
Effective January 1, 2001, the Board of Directors has changed the Fund's policy of retaining long-term capital gains to one of distributing them to shareholders.

Change in Investment Policies
Effective on July 31, 2002, the Fund's investment policies were amended to require that the Fund will, under normal conditions, invest at least 80% of its net assets in "convertible securities" as such term is defined in the Fund's prospectus. Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted at a specified price or formula within a particular period of time into a prescribed amount of common stock of the same or a different issuer. This investment policy may only be changed by the Board if the Fund's shareholders are provided with at least 60 days advance notice of such change in accordance with the requirements of Rule 35d-1 under the Investment Company Act of 1940.

Share Repurchase Program
The Fund's Board of Directors has authorized the Fund to conduct a share repurchase program. Notice is hereby given in accordance with Section 23(c) under the Investment Company Act of 1940 that the Fund may purchase at market prices, from time to time, shares of its common stock on the open market.

Managed Distribution Policy
On April 25, 2002, the Board of Directors adopted a managed distribution policy for the Fund. Under the managed distribution policy, the Fund intends to pay a fixed quarterly dividend primarily from ordinary income, with the balance coming from capital gains or return of capital. This new dividend policy became effective with the quarterly dividend payable in July 2002. The new dividend policy will not affect the Fund's investment objective and policies or the day-to-day management of the Fund.

Automatic Dividend Reinvestment Plan
Any registered shareholder of Lincoln National Convertible Securities Fund, Inc. may participate in the Automatic Dividend Reinvestment Plan (the "Plan"). If you are a beneficial owner whose shares are registered in the name of another (e.g., in a broker's "street name") and desire to participate in the Plan, you must become a registered holder by transferring the shares to your name.

To participate in the Plan, you must complete and forward an authorization card to Mellon Investor Services LLC, the Plan agent. This card authorizes the Plan agent to receive your dividends and other distributions from the Fund in additional shares of Common Stock. The additional shares will be issued by the Fund, if the net asset value per share is equal to or lower than the market price of the Fund's Common Stock plus brokerage commissions. If the net asset value per share is higher than the market price of the Fund's Common Stock plus brokerage commissions, the additional shares will be purchased in the open market and the cost of the brokerage commissions will be charged to each participant on a pro-rata basis. The Plan also allows the Plan agent to accept optional cash contributions. Each optional cash contribution by a participant must be not less than $100 and not more than $3,000 per dividend period and must be received by the Plan agent not less than five business days and no more than 30 days prior to the dividend payment date.

Shares will be held by the Plan agent. You will receive a statement each time shares are distributed by the Fund or purchased for you.

There is no direct charge for Plan participation. The administrative costs of the Plan are borne by the Fund.

If your dividends and other distributions are reinvested, they will be subject to capital gains and income taxes as if they were paid to you in cash.

You may terminate your participation in the Plan at any time by giving written notice to the Plan agent.

For additional information on the Plan, please write to:

Mellon Investor Services LLC
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ 07666

or call 800 851-9677.

Statement                     Lincoln National Convertible Securities Fund, Inc.
   of Net Assets              June 30, 2002 (Unaudited)

                                              Principal        Market
                                               Amount           Value
Convertible Bonds- 60.72%
Aerospace & Defense - 1.39%
   EDO 144A 5.25% 4/15/07                    $1,000,000      $ 1,163,750
                                                             -----------
                                                               1,163,750
                                                             -----------
Automobiles & Automotive Parts - 2.14%
   Navistar Financial 144A 4.75% 4/1/09       1,000,000          895,000
   Sonic Automotive 5.25% 5/7/09              1,000,000          900,000
                                                             -----------
                                                               1,795,000
                                                             -----------
Banking, Finance & Insurance - 1.90%
   XL Capital 2.585% 5/23/21                    800,000          502,000
   Xl Capital 144A 2.585% 5/23/21             1,750,000        1,098,125
                                                             -----------
                                                               1,600,125
                                                             -----------
Cable, Media & Publishing - 5.53%
   Adelphia Communications
     6.00% 2/15/06                            1,000,000           90,000
   EchoStar Communications
     4.875% 1/1/07                            1,500,000        1,183,125
   EchoStar Communications 144A
     5.75% 5/15/08                              500,000          390,625
   Liberty Media (Convertible to Viacom)
     3.25% 3/15/31                            1,500,000        1,425,000
   Mediacom Communications
     5.25% 7/1/06                             2,000,000        1,555,000
                                                             -----------
                                                               4,643,750
                                                             -----------
Computers & Technology - 6.34%
   Bisys 4.00% 3/15/06                          500,000          588,125
   Bisys 144A 4.00% 3/15/06                   1,000,000        1,176,250
   CNET Networks 5.00% 3/1/06                 1,700,000        1,124,125
   Documentum 144A 4.50% 4/1/07               1,000,000          768,750
   Mail.Com 144A 7.00% 2/1/05                 3,250,000          865,313
   Mercury Interactive 4.75% 7/1/07           1,000,000          805,000
                                                             -----------
                                                               5,327,563
                                                             -----------
Electronics & Electrical Equipment - 6.28%
   Amkor Technology 5.75% 6/1/06              1,000,000          558,750
   Amkor Technology 144A 5.75% 6/1/06         1,500,000          838,125
   Benchmark Electronics 6.00% 8/15/06        1,000,000          970,000
   LSI Logic 4.25% 3/15/04                      500,000          471,250
   LSI Logic 144A 4.25% 3/15/04               1,000,000          942,500
   Photronics 6.00% 6/1/04                    1,550,000        1,491,875
                                                             -----------
                                                               5,272,500
                                                             -----------
Healthcare & Pharmaceuticals - 23.49%
   Alkermes 3.75% 2/15/07                     1,500,000          960,000
   Alkermes 144A 3.75% 2/15/07                  500,000          320,000
   AmerisourceBergen 5.00% 12/1/07            1,200,000        1,929,000
   Baxter International 144A 1.25% 6/1/21     2,000,000        1,994,999
   Cephalon 144A 2.50% 12/15/06               1,000,000          832,500
   CuraGen 6.00% 2/2/07                         750,000          505,313
   CV Therapeutics 4.75% 3/7/07               2,000,000        1,460,000
   CV Therapeutics 144A 4.75% 3/7/07          2,000,000        1,460,000
   Inhale Therapeutic Systems
     5.00% 2/8/07                             1,200,000          715,500
   Inhale Theraputic Systems 144A
     5.00% 2/8/07                             1,000,000          596,250

                                              Principal         Market
                                               Amount           Value
Convertible Bonds (continued)
Healthcare & Pharmaceuticals (continued)
   ++Laboratory Corporation of America
        2.00% 9/11/21                        $1,000,000       $  751,250
   ++Laboratory Corporation of America
        144A 2.00% 9/11/21                    2,550,000        1,915,688
     Medarex 4.50% 7/1/06                     1,000,000          725,000
     Medtronic 1.25% 9/15/21                  1,000,000        1,011,250
     OSI Pharmaceuticals 144A 4.00% 2/1/09    1,000,000          793,750
     Province Healthcare 4.50% 11/20/05       2,000,000        2,114,999
     Res-Care 6.00% 12/1/04                   1,010,000          839,563
     Res-Care 144A 6.00% 12/1/04                120,000           99,750
     Resmed 4.00% 6/20/06                       250,000          208,125
     Resmed 144A 4.00% 6/20/06                  600,000          499,500
                                                             -----------
                                                              19,732,437
                                                             -----------
Miscellaneous - 0.22%
     Personnel Group of America
        5.75% 7/1/04                            985,000          187,150
                                                             -----------
                                                                 187,150
                                                             -----------
Retail - 10.71%
     Barnes & Noble 5.25% 3/15/09               400,000          423,500
     Barnes & Noble 144A 5.25% 3/15/09        1,500,000        1,588,125
     Best Buy 144A 2.25% 1/15/22              1,900,000        1,686,249
    *Duane Reade 144A 2.1478% 4/16/22         1,500,000          933,750
   ++Office Depot 2.311% 12/11/07             1,000,000          775,000
     School Specialty 6.00% 8/1/08              400,000          434,000
     School Specialty 144A 6.00% 8/1/08       1,500,000        1,627,500
   ++TJX 1.749% 2/13/21                       2,000,000        1,532,500
                                                             -----------
                                                               9,000,624
                                                             -----------
Telecommunications - 2.72%
     Extreme Networks 144A 3.50% 12/1/06      1,750,000        1,467,813
   ++Verizon Global 144A 3.07% 5/15/21        1,500,000          817,500
                                                             -----------
                                                               2,285,313
                                                             -----------
Total Convertible Bonds
     (cost $57,684,985)                                       51,008,212
                                                             -----------


                                              Number of
                                                Shares
Convertible Preferred Stock - 23.71%
Aerospace & Defense - 1.19%
     Northrop Grumman 7.25%                       7,500          996,450
                                                             -----------
                                                                 996,450
                                                             -----------
Automobiles & Automotive Parts - 2.51%
     Tower Automotive Capital Trust 6.75%        45,650        1,666,225
     Tower Automotive Capital Trust
     144A 6.75%                                  12,125          442,563
                                                             -----------
                                                               2,108,788
                                                             -----------
Banking, Finance & Insurance - 6.43%
     DECS Trust V 7.25%                          80,000          360,800
     Sovereign Capital Trust II 7.5%             20,000        1,640,000
     Travelers Property Casualty 4.50%           55,000        1,300,750
     Washington Mutual 5.38%                     40,000        2,104,999
                                                             -----------
                                                               5,406,549
                                                             -----------

Statement                     Lincoln National Convertible Securities Fund, Inc.
   of Net Assets (continued)

                                              Number of        Market
                                                 Shares         Value
Convertible Preferred Stock (continued)
Cable, Media & Publishing - 0.00%
   **Adelphia Communications 7.50%               5,000      $      625
                                                            ----------
                                                                   625
                                                            ----------
Computers & Technology - 1.11%
     Electronic Data Systems 7.625%             25,000         930,000
                                                            ----------
                                                               930,000
                                                            ----------
Consumer Products - 0.04%
     Budget Capital Trust 6.25%                 33,380          33,380
                                                            ----------
                                                                33,380
                                                            ----------
Energy - 3.69%
     El Paso Energy Capital Trust I 4.75%       34,600       1,273,280
     Unocal Capital Trust 6.25%                 36,200       1,832,625
                                                            ----------
                                                             3,105,905
                                                            ----------
Healthcare & Pharmaceuticals - 0.72%
     Hybridon 6.50%                             20,159         604,770
                                                            ----------
                                                               604,770
                                                            ----------
Paper & Forest Products - 0.87%
     International Paper Capital 5.25%          15,000         727,500
                                                            ----------
                                                               727,500
                                                            ----------
Retail - 1.22%
     Toys R US 6.25%                            20,000       1,026,000
                                                            ----------
                                                             1,026,000
                                                            ----------
Transportation - 2.57%
     Union Pacific Capital Trust 6.25%          41,065       2,155,913
                                                            ----------
                                                             2,155,913
                                                            ----------
Utilities - 3.36%
     AES Trust III 6.75%                        26,000         490,100
     Calpine Capital Trust II 5.50%             55,000       1,663,750
     Reliant Energy 2.00%                       26,000         674,180
                                                            ----------
                                                             2,828,030
                                                            ----------
Total Convertible Preferred Stock
     (cost $26,152,619)                                     19,923,910
                                                            ----------

Common Stock- 12.16%
Buildings & Materials - 3.78%
    +EMCOR                                      22,409       1,299,946
    +Royal Technologies                         89,682       1,879,734
                                                            ----------
                                                             3,179,680
                                                            ----------
Cable, Media & Publishing - 0.36%
    +UnitedGlobalCom                           110,896         304,964
                                                            ----------
                                                               304,964
                                                            ----------
Computers & Technology - 0.37%
    +SONICblue                                 305,000         314,150
                                                            ----------
                                                               314,150
                                                            ----------
Electronics & Electrical Equipment - 0.99%
    +Cirrus Logic                              112,632         830,098
                                                            ----------
                                                               830,098
                                                            ----------

                                              Number of       Market
                                                Shares         Value
Common Stock (continued)
Energy - 2.32%
     Pogo Producing                             59,790     $ 1,950,350
                                                           -----------
                                                             1,950,350
                                                           -----------
Healthcare & Pharmaceuticals - 2.50%
    +Biovail                                    72,410       2,096,994
                                                           -----------
                                                             2,096,994
                                                           -----------
Retail - 1.84%
    +Action Performance                         48,800       1,542,080
                                                           -----------
                                                             1,542,080
                                                           -----------
Total Common Stock (cost $16,063,828)                       10,218,316
                                                           -----------

                                              Principal
                                               Amount
Commercial Paper - 2.62%
     UBS Finance 2.00% 7/1/02               $2,200,000       2,200,000
                                                           -----------
Total Commercial Paper (cost $2,200,000)                     2,200,000
                                                           -----------

                                             Number of
                                                Shares
Warrant - 0.00%
    +Hybridon Warrants                          92,359             924
                                                           -----------
Total Warrant (cost $0)                                            924
                                                           -----------

Total Market Value of Securities - 99.21%
     (cost $102,101,432)                                    83,351,362
Receivables and Other Assets
     Net of Liabilities - 0.79%                                664,449

Net Assets Applicable to 5,826,725 Shares
    ($0.001 Par Value) Outstanding - 100.00%               $84,015,811
                                                           -----------

Net Assets Value Per Share of Common
     Stock Outstanding                                          $14.42
                                                                ------

Common Stock, par value $0.001 per share
     (authorized 20,000,000 shares), issued
     and outstanding 5,826,725 shares                            5,827
Proceeds in excess of par value of shares issued           115,926,220
Undistributed net investment income                          1,081,403
Accumulated net realized loss on investments               (14,247,569)
Net unrealized depreciation of investments                 (18,750,070)
                                                           -----------
Total Net Assets                                           $84,015,811
                                                           ===========

 +Non-income producing security as of June 30, 2002.
++Zero coupon bond. The interest rate shown is the yield at the time of purchase.
 *Zero coupon bond as of June 30, 2002. The interest rate shown is the step-up rate.
**Non-income producing. Security is currently in default.


The accompanying notes are an integral part of the financial statements.

Statement                 Lincoln National Convertible Securities Fund, Inc.
   of Operations          Period Ended June 30, 2002 (Unaudited)



Investment Income:
   Interest                                                                                   $  1,844,705
   Dividends                                                                                       782,480
                                                                                              ------------
   Total Investment Income                                                                       2,627,185
                                                                                              ------------

Expenses:
   Management fees                                                               $ 407,278
   Legal fees                                                                      165,116
   Reports to shareholders                                                          44,835
   Directors fees                                                                   34,500
   Audit fees                                                                       16,575
   New York Stock Exchange fees                                                     12,500
   Stock transfer & dividend disbursing fees                                        12,000
   Custodian fees                                                                    2,152
   Other                                                                             5,000
                                                                                ----------
                                                                                                   699,956
   Expenses absorbed or waived                                                                    (138,687)
   Expenses paid indirectly                                                                           (182)
                                                                                              ------------
   Total Operating Expenses                                                                        561,087
                                                                                              ------------
Net Investment Income                                                                            2,066,098
                                                                                              ------------

Net Realized and Unrealized Loss on Investments:
   Net realized loss on investment transactions                                                 (8,036,625)
   Net change in unrealized appreciation/depreciation of investments                            (6,681,469)
                                                                                              ------------
Net Realized & Unrealized Loss on Investments                                                  (14,718,094)
                                                                                              ------------

Net Decrease in Net Assets Resulting from Operations                                          $(12,651,996)
                                                                                              ============

The accompanying notes are an integral part of the financial statements.

Statements                    Lincoln National Convertible Securities Fund, Inc.
   of Changes in Net Assets

                                                                                  Period
                                                                                   Ended          Year Ended
                                                                                  6/30/02          12/31/01
                                                                                 (Unaudited)
Changes from Operations:
   Net investment income                                                         $ 2,066,098     $  4,949,658
   Net realized loss on investments                                               (8,036,625)      (7,245,894)
   Net change in unrealized appreciation/depreciation of investments              (6,681,469)       3,720,975
                                                                                 -----------     ------------
   Net Increase (Decrease) in Net Assets Resulting from Operations               (12,651,996)       1,424,739
                                                                                 -----------     ------------

Changes from Capital Share Transactions:
   Retirement of shares repurchased through Buy-Back program-- Note F               (617,056)      (4,800,263)
                                                                                 -----------     ------------
   Net Decrease from Capital Share Transactions                                     (617,056)      (4,800,263)

Dividends and Distributions to Shareholders from:
   Net investment income                                                          (1,053,610)      (4,513,107)
                                                                                 -----------     ------------
   Total Dividends & Distributions to Shareholders                                (1,053,610)      (4,513,107)
                                                                                 -----------     ------------
   Total Decrease in Net Assets                                                  (14,322,662)      (7,888,631)
                                                                                 -----------     ------------

Net Assets:
   Beginning of Period                                                            98,338,473      106,227,104
                                                                                 -----------     ------------
   End of Period                                                                 $84,015,811     $ 98,338,473
                                                                                 ===========     ============

The accompanying notes are an integral part of the financial statements.

Financial
       Highlights

Selected data for each common stock outstanding throughout the period:

                                                                         Lincoln National Convertible Securities Fund, Inc.

                                                                       Period
                                                                       Ended               Year Ended December 31,
                                                                      6/30/02(1)  2001(2)  2000     1999      1998      1997
                                                                     (Unaudited)

Net asset value, beginning of period                                    $16.76   $17.19   $21.59    $16.36   $18.24    $18.92

Income from investment operations:
Net investment income(3)                                                  0.35     0.83     0.91      0.84     0.97      0.93
Anti-dilutive impact due to capital shares repurchased                    0.01     0.11     0.12        --       --        --
Net realized and unrealized gain(loss)(net of taxes)                     (2.52)   (0.61)   (4.55)     5.25    (1.89)     1.15
                                                                       -------  -------  -------   -------  -------   -------
Total from investment operations                                         (2.16)    0.33    (3.52)     6.09    (0.92)     2.08
                                                                       -------  -------  -------   -------  -------   -------
Less dividends and distributions from:
Net investment income                                                    (0.18)   (0.76)   (0.88)    (0.86)   (0.96)    (1.00)
Net realized gains                                                          --       --       --        --       --     (1.76)
                                                                       -------  -------  -------   -------  -------   -------
Total dividends and distributions                                        (0.18)   (0.76)   (0.88)    (0.86)   (0.96)    (2.76)
                                                                       -------  -------  -------   -------  -------   -------
Net asset value, end of period                                          $14.42   $16.76   $17.19    $21.59   $16.36    $18.24
                                                                       =======  =======  =======   =======  =======   =======
Per Share Market Value, End of Period                                   $13.26   $14.36   $14.75    $16.00   $14.00    $17.81
Total Investment Return (based on Market Value)                         (6.54%)   2.57%   (2.62%)   21.57%  (16.43%)   17.54%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                $84,016  $98,338 $106,227  $137,580 $104,227  $116,057
Ratio expenses to average net assets                                     1.21%    1.54%    1.23%     1.05%    1.15%     1.05%
Ratio expenses to average net assets prior to expenses waived
     and expenses paid indirectly                                        1.51%    1.74%    1.28%     1.06%    1.15%     1.05%
Ratio net investment income to average net assets                        4.03%    4.88%    4.10%     4.98%    5.52%     4.64%
Ratio net investment income to average net assets prior to
     expenses waved and expenses paid indirectly                         3.73%    4.68%    4.05%     4.97%    5.52%     4.64%
Portfolio Turnover                                                      93.88%  123.72%  120.68%   128.32%  151.68%   141.85%

(1) Ratio and portfolio turnover have been annualized and total return has been not been annualized.

(2) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on debt securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.10, decrease net realized and unrealized gains and loses per share by $0.10 and increase the ratio of net investment income to average net assets from 4.28% to 4.88%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(3) Per share information was based on the average shares outstanding method.


The accompanying notes are an integral part of the financial statements.

Notes                         Lincoln National Convertible Securities Fund, Inc.
   to Financial Statements    June 30, 2002 (Unaudited)

Lincoln National Convertible Securities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company, incorporated under the laws of Maryland. Fund shares are listed on the New York Stock Exchange under the symbol LNV.

Note A -- Summary of Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Investments -- Cost represents original cost except in those cases where there is original-issue discount as defined by the Internal Revenue Service, and in those cases the cost figure shown is amortized cost. Original-issue discount is being amortized over the lives of the respective securities.

Investments in equity securities traded on a national exchange are valued at their last sale price at the close of that exchange; if on a particular day an exchange-listed security does not trade, then the mean between the bid and asked prices will be used. Equity securities traded in the over-the-counter market are valued at the last sale price at the close of the New York Stock Exchange. If a non-exchange-listed security does not trade on a particular day, then the mean between the bid and asked prices will be used as long as it continues to reflect the value of the security. Debt securities are valued by using market quotations or a matrix method provided by a pricing service. If prices are not available from the pricing service then the securities will be valued at the mean between bid and offer prices. Securities for which quotations are not available are priced at "fair value", as determined by the Fund's securities valuation committee according to the Fund's pricing procedures as approved by the Fund's Board of Directors. Discounts/premiums are amortized on all debt securities. Money market instruments having less then 60 days to maturity are valued at amortized cost, which approximates market value.

The Board of Directors of the Fund is composed, in part, of individuals who are interested persons (as defined in the Investment Company Act of 1940) of the Advisor or affiliated companies. Valuations are determined according to pricing procedures approved and reviewed by a majority of the Directors who are not interested persons.

Income Taxes -- It is the intention of the Fund to distribute substantially all net investment income net short-term realized gains and net long-term realized gains. The Fund therefore qualifies for tax treatment accorded to "regulated investment companies" as defined by the applicable provisions of the Internal Revenue Code. On such basis, under present law, the Fund will not incur any liability for income taxes on the portion of its net investment income and net short-term realized gains distributed to shareholders.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Security transactions are recorded on the date the securities are purchased or sold (trade date). Cost of securities sold is determined on a specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts and premiums on all debt securities are amortized to interest income over the lives of the respective securities.

Distributions to common shareholders are recorded on the ex-dividend date.

The Fund receives earnings credits from the custodian when positive balances are maintained, which are used to offset custody fees. The earnings credits for the period ended June 30, 2002 were approximately $182. The expense paid under this agreement is included in its respective expense caption on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

Note B -- Investments
The aggregate cost of investments purchased and the aggregate proceeds from investments sold (exclusive of short-term investments) amounted to $42,284,351 and $41,930,345, respectively, as of June 30, 2002.

Note C -- Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the period ended June 30, 2002 and the year ended December 31, 2001 were as follows:

                            Period Ended
                               6/30/02           12/31/02
Ordinary Income              $1,053,610         $4,513,107
                             ----------         ----------
Total                        $1,053,610         $4,513,107
                             ==========         ==========

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $7,044,778 expires in 2009.

Note D -- Management Fees and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC) a series of Delaware Management Business Trust and the investment manager, a management fee of 0.21875% of net assets of the Fund as of the close of business on the last business day of the quarter (0.875% on an annual basis). Effective July 1, 2001, DMC has elected to waive 0.30% of its management fee through December 31, 2002. At June 30, 2002, the Fund had a liability payable to DMC of $129,279.

Certain officers and directors of the Fund are also officers or directors of the Advisor and receive no compensation from the Fund. The compensation of unaffiliated directors of the Fund is borne by the Fund. Delaware Service Company, Inc., which is an affiliate of DMC, provides accounting services for the Fund.

Notes                         Lincoln National Convertible Securities Fund, Inc.
   to Financial Statements (continued)

Note E -- Income Taxes
The cost of investments for federal income tax purposes approximates cost for book purposes. At June 30, 2002 cost of securities was $102,101,432, the aggregate gross unrealized appreciation on investments was $4,922,842 and the aggregate gross unrealized depreciation was $23,192,302.

Note F -- Share Repurchase Program
On March 22, 2000, the Board of Directors authorized the repurchase by the Fund of up to 5% of the Fund's outstanding common stock, for the purposes of enhancing shareholder value. The Fund's Board has authorized management of the Fund to repurchase such shares in open market transactions at prevailing market prices from time to time and in a manner consistent with the Fund continuing to seek to achieve its investment objective. The Board's actions were taken in light of the significant discounts at which the Fund's shares were trading, in order to provide additional liquidity to shareholders and to enhance the net asset value of the shares. On February 2, 2001, the Board of Directors extended the share repurchase program by authorizing the repurchase of an additional 5% of the Fund's outstanding common stock upon completion of the initial buyback program. For the year ended December 31, 2000 the Fund repurchased 192,450 of its shares, for a total cost of $3,353,064 at a weighted average discount of 19.32% from net asset value. The discount of individual purchases ranged from 6.97% to 30.28%. For the fiscal year ended December 31, 2001, the Fund repurchased 311,700 of its shares, for a total cost of $4,800,263 at a weighted average discount of 11.85% from net asset value. For the period ended June 30, 2002, the Fund repurchased 41,350 of its shares, for a total cost of $617,056 at a weighted average discount of 8.45% from net asset value. The discount of individual purchases ranged from 5.91% to 12.05%.

Note G -- Contingencies
In May 2000, a suit was filed against the Lincoln National Convertible Securities Fund, Inc. (the "Fund") and its Directors in the United States District Court for the Eastern District of Pennsylvania (the "District Court"). Goldstein v. Lincoln National Convertible Securities Fund, Inc.,
Case No. 00-CV-2653. The plaintiff is a stockholder of the Fund who, in April 2000, expressed an intention (a) to nominate candidates for the two director positions that were to be filled at the Fund's 2000 annual meeting in May, (b) to move that the shareholders pass a certain resolution at the 2000 annual meeting in May and (c) to solicit proxies. The Fund informed him that it would not permit him to raise the matters he wished to raise at the 2000 annual meeting because he had failed to notify the Fund of his intentions prior to a January 2000 deadline that had been announced in the Fund's proxy statement for the prior year. In the action, the plaintiff claims that it was illegal for the Fund to enforce this deadline and that the defendants made false and misleading statements in the proxy materials that the Fund disseminated in connection with the 2000 annual meeting. The primary relief that the plaintiff sought was an order compelling the Fund to put up two classes of its staggered board for election at the 2001 annual meeting--the class that would ordinarily be put up for election at that meeting but also the class that was elected at the 2000 annual meeting. If he were to prevail, the plaintiff would also seek an award of attorneys' fees and expenses, which we believe could be in the amount of several hundred thousand dollars. The Fund asserted counterclaims against the plaintiff, contending that arrangements he had with various beneficial holders of the Fund's shares gave rise to violations of the federal securities laws. On
April 27, 2001, the District Court found in favor of the plaintiff, finding that under Maryland law, the Fund's Directors, by precluding the plaintiff from nominating his candidates for election to the Board and submitting his other proposal at the May 2000 annual meeting, breached their fiduciary duty. This ruling was based on the District Court's conclusion that the published deadline for submitting shareholder proposals was invalid and unenforceable because it was not also reflected in the Fund's bylaws. The District Court also found that the Directors omitted material facts in connection with the solicitation of proxies for the 2000 annual meeting. Although the Fund's proxy materials disclosed that the Board had implemented a classified Board structure as permitted by Maryland law, the District Court ruled that the Fund should have stated that this was accomplished by way of an amendment to the Fund's charter documents. The District Court also ruled in favor of the plaintiff with respect to the Fund's counterclaim. The District Court issued an order setting aside the election of the Fund's Class 1 Directors at the 2000 annual meeting and ordered that a new election be conducted with respect to the Class 1 Director positions. The Board of Directors has decided to appeal the ruling of the District Court in this case. The District Court has issued a stay of its order directing the Fund to hold a new election pending the outcome of the appeal.

In addition, in January 2001, an action was filed against the Fund and its directors in the Circuit Court for Baltimore City in Baltimore, Maryland. Daniels v. Lincoln National Convertible Securities Fund, Inc. (Daniels I). This action purports to have been brought on behalf of a class consisting of all the Fund's shareholders. The allegations in this action are functionally identical to those in the action described above.

In September 2001, the plaintiff in Daniels I filed a separate class action complaint in the District Court for the Southern District of New York. In addition to the Fund and its directors, the complaint in Daniels v. Lincoln National Convertible Securities Fund, Inc. (Daniels II) names Lincoln Investment Management (the Fund's investment advisor prior to January1, 2001) and Delaware Management Company (the Fund's current investment advisor) as defendants. The complaint alleges that the defendants engaged in a joint transaction in contravention of Section 17(d) of the Investment Company Act of 1940. Specifically, the complaint alleges that the Directors and the Fund's investment advisor improperly used Fund assets to finance a proxy contest against Mr. Goldstein and related litigation. The plaintiff seeks unspecified damages and attorney's fees.

                      This page intentionally left blank.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This semiannual report is for the information of Lincoln National Convertible Securities Fund, Inc. shareholders. The return and principal value of an investment in the Fund will fluctuate so that shares, when resold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may, from time to time, purchase shares of its own Common Stock on the open market at market prices.

Corporate Information
Investment Advisor
Delaware Management Company
2005 Market Street
Philadelphia, PA 19103-7094

Administrator
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

Independent Accountants
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7094

Dividend Disbursing Agent, Transfer
Agent and Reinvestment Plan Agent
Mellon Investor Services LLC
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ 07666
800 851-9677

Stock Exchange
The Fund's stock is traded on the New York
Stock Exchange (NYSE) under the symbol LNV.

For Securities Dealers and Financial
Institutions Representatives
800 362-7500

(6410)                                                       Printed in the USA
23296-1 [6/02] BUR 8/02                                                   J8464